UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

LIVENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-5900

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS

Livent Corporation (“Livent”) is filing this Current Report on Form 8-K (the “Current Report”) to provide amended technical report summaries (each, a “TRS” and collectively, the “Technical Report Summaries”), each with an effective date of December 31, 2022, for Livent’s Whabouchi Mine property (the “Whabouchi Mine”), in which Livent has a 50% economic interest, and Livent’s Salar del Hombre Muerto property (“SdHM”).

Livent previously filed a TRS for the Whabouchi Mine, issued on September 8, 2023 and with an effective date of December 31, 2022, as Exhibit 96.1 to Livent’s Current Report on Form 8-K filed on September 26, 2023. Livent previously filed a TRS for SdHM, issued on February 21, 2023 and with an effective date of December 31, 2022, as Exhibit 96.1 to Livent’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”).

The qualified persons who initially prepared the TRSs for SdHM and the Whabouchi Mine have prepared the Technical Report Summaries to reflect certain technical revisions in accordance with Item 601(b)(96) of Regulation S-K, as issued by the Securities and Exchange Commission (“SEC”). For the avoidance of doubt, these supplemental statements have not changed the mineral resources and reserves originally reported, in accordance with Subpart 1300 of Regulation S-K, in each TRS.

The amended TRS for SdHM, issued on November 14, 2023, is filed as Exhibit 96.1 to this Current Report, and the amended TRS for the Whabouchi Mine, issued on November 14, 2023, is filed as Exhibit 96.2 to this Current Report. The Technical Report Summaries have not been updated to reflect events, information or developments occurring after their respective effective dates.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this report are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Livent, may include projections of Livent’s future financial performance, Livent’s anticipated growth strategies and anticipated trends in Livent’s business, including without limitation, our capital expansion plans and development of the Whabouchi Mine project and the anticipated timing for, and outcome and effects of, the proposed merger with Allkem Limited. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for Livent based on currently available information. There are important factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the factors described under the caption entitled “Risk Factors” in Livent’s 2022 Form 10-K filed with the SEC on February 24, 2023 as well as other SEC filings and public communications. Although Livent believes the expectations reflected in the forward-looking statements are reasonable, Livent cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Livent nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Livent is under no duty to update any of these forward-looking statements after the date of this Current Report to conform its prior statements to actual results or revised expectations.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

23.1	Consent of BBA Inc.

23.2	Consent of DRA Americas Inc.

23.3	Consent of SGS Geological Services

23.4	Consent of Carl Pednault (WSP Canada Inc.)

23.5	Consent of Marc Rougier (WSP Canada Inc.)

23.6	Consent of Integral Consulting Inc.

23.7	Consent of Sean Kosinski

96.1	Pre-Feasibility Study, Salar del Hombre Muerto, Argentina

96.2	SEC Technical Report Summary, Pre-Feasibility Study on the Whabouchi Mine, Nemaska, Quebec

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi,
Vice President and Chief Financial Officer

Date: November 15, 2023